ROCKCREEK GLOBAL EQUALITY ETF Ticker Symbol: RCGE Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS May 31, 2026 https://rockcreeketfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://rockcreeketfs.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The RockCreek Global Equality ETF (the “Fund”) seeks to achieve long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years
$97	$303	$525	$1,166
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period February 26, 2025 (commencement of operations) to January 31, 2026, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest in equity securities of companies that have demonstrated a commitment to managing their organizations with a gender-balance approach (e.g., seeking gender balance across its management or employees), as described further below. The Fund will typically invest in common and preferred stocks, American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) of companies located in a number of countries throughout the world, including issuers located in emerging markets.
Rock Creek Group, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”), generally focuses on the largest 3,000 stocks by market capitalization in developed markets and the largest 1,000 stocks by market capitalization in emerging markets. The Sub-Adviser may also consider additional securities beyond this universe if they meet the Fund’s investment criteria (collectively the “Investment Universe”).
The Sub-Adviser then utilizes data developed by Equileap, an unaffiliated third-party, which provides a gender equality score. Equileap researches and ranks publicly-listed companies around the world using a proprietary Gender Equality ScorecardTM (the “Scorecard”). The Equileap analysis covers multiple gender-based criteria, which may include factors such as gender balance, gender pay gap, and policies relating to parental leave and sexual harassment. Securities in the Investment Universe for which Equileap cannot develop a gender equality score may be excluded from the Investment Universe. However, the Sub-Adviser may develop its own gender equality score for such securities based on sufficient gender-related information from other sources deemed to be reliable by the Sub-Adviser, provided the security meets the Fund’s other investment criteria. Furthermore, the Sub-Adviser may consider adjusting the gender equality scores using supplemental or alternative data sources or modify the weights of various criteria in the scoring process.
Next, the Sub-Adviser excludes certain companies from the Investment Universe that are included on the Norwegian Ethics Council conduct-based Ethical Exclusions List (the “Ethical Exclusions List”), which is a publicly available list that is developed based on recommendations from the Council on Ethics, which is appointed by the Norwegian Ministry of Finance. Companies are added to the conduct-based Ethical Exclusions List if there is an unacceptable risk of the company contributing to, or being responsible for, particularly serious violations of fundamental ethical norms (such as if the company contributes or is responsible for serious or systemic human rights violations, severe environmental damage, gross corruption or other serious financial crime, serious violations of individual rights in situations of war, etc.).
Following the application of the conduct-based Ethical Exclusions List, the Sub-Adviser will apply additional gender-related screens. These screens are informed by the Gender-Lens Investing Criteria developed by the Equality Fund, an organization which provides funding support, technical assistance, and other services to strengthen organizations and movements that advance gender equality. The Equality Fund defines gender-lens investing as investing (for financial and social impact) with the intent to address gender equality issues or promote gender equity. The Equality Fund screens are based on four key areas: general compliance with ethical standards and sustainability practices; increasing access to capital for underserved populations; scaling products and services that directly benefit the target groups in essential sectors like education, healthcare, and finance; and addressing structural inequity by promoting policies and practices that empower women in the workplace and in leadership roles.  The Sub-Adviser uses its expertise and discretion to interpret and translate this guidance into actionable, quantifiable investment screens. The Sub-Adviser then applies these screens to the securities under consideration.
The Sub-Adviser will then evaluate certain financial criteria for each issuer, such as debt-to-equity ratio, debt-to EBITDA, and financial statement strength, prior to inclusion in the Fund.
Based on the Scorecard and other gender-based data sources, the Sub-Adviser will calculate an overall gender equality score and will prioritize stocks with the highest gender equality scores for the Fund, investing in 150-250 companies that also meet key financial criteria to ensure long-term viability.
The Fund will be subject to a 2.5% maximum position upon inclusion in the portfolio and at the time the Fund is rebalanced. Furthermore, the Sub-Adviser will invest a minimum of 35% of the Fund’s net assets in the United States, a maximum of 65% in the United States, a maximum of 50% in developed European markets, and a maximum of 20% in emerging markets. Individual country exposure will be limited to 10% of the Fund’s net assets, except for exposure to the United States. Individual sector exposure will be limited to a maximum of 30% of the Fund’s net assets.
The Sub-Adviser will rebalance the Fund at least quarterly and each quarter a maximum of 40 stocks will be considered for replacement in the portfolio. Securities eligible for replacement will generally be those companies with the lowest gender balance scores, however the Sub-Adviser may exclude other issuers in its discretion, such as if a company does not meet the Sub-Adviser’s financial criteria or investment screens. The Sub-Adviser may rebalance the Fund more frequently in its discretion.
The Fund is expected to have significant exposure to the Financials sector, but the Fund’s exposure to this and other sectors may vary over time.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Emerging Markets Risk. Many emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions.
Depositary Receipts Risk. The risks of investment in depositary receipts are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of or may be less liquid than their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.
Gender Diversity Risk. The returns on a portfolio of securities that excludes companies that are not gender diverse may underperform the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities that are gender diverse may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. Companies with similar characteristics may be grouped together into broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. If the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector. Some of the sectors in which the Fund is likely to have significant exposure are the following:
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.
New Fund Risk. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://rockcreeketfs.com/ or by calling the Fund at (215) 330-4476.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Rock Creek Group, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Ronald van der Wouden and Theresa Nardone, are the portfolio managers and individuals primarily responsible for the day-to-day management of the Fund. Mr. van der Wouden and Ms. Nardone have served as portfolio managers of the Fund since its inception in February 2025.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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